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                                                   OTHER EXHIBITS - EXHIBIT 2(b)

                                  CONSENT OF
                             MAYER, BROWN & PLATT


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the Additional Information section comprising a part of Post-Effective Amendment No. 2 to the Form S-6 Registration Statement of American General Life Insurance Company Separate Account VL-R with respect to File No. 333-53909.



                                     /s/ MAYER, BROWN & PLATT
                                     -----------------------------
                                         Mayer, Brown & Platt

Washington, D.C.
April 22, 1999